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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 28, 2026, Workhorse Group Inc. (the “Company”) issued a press release announcing the Company’s proposed mobile AI data center initiative. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that are not historical facts, including statements regarding Workhorse’s new product line, the market for containerized data centers and edge computing, the Company’s go-to-market approach, the expected date for initial production and delivery of the new product line, the Company’s ability to leverage existing capabilities in developing the new product line, the potential for revenue from the new product line to enable the Company to continue its cost reduction efforts for its electric trucks and other statements regarding the Company's achievement of its priorities and its other plans, objectives, expectations, business strategies, future operations, financial performance, prospects, and other future events or developments, are forward-looking statements. Some of these statements may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”.

These forward-looking statements are based on management's current expectations, assumptions, and estimates as of the date of this press release and are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ include, among others, Workhorse’s ability to design and develop the new product line; additional costs that may be incurred in connection with the development of the product line; Workhorse’s ability to reach a commercial partnership for the development and sale of the new product line; the potential for distraction resulting from Workhorse’s efforts to develop the new product line; risks related to the development of the mobile AI computing market; and Workhorse’s ability to raise capital to fund its operations.

Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2025, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent periodic reports. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: July 28, 2026	By: /s/ Jody Davis
Name: Jody Davis
Title: Chief Financial Officer